Exhibit 3.31

3-1-74.39 1653

Commonwealth of Pennsylvania

Department of State

Corporation Bureau

ARTICLES

        OF

INCORPORATION

In compliance with the requirements of the Business Corporation Law, approved the 5th day of May, A.D. 1933, P.L. 364, as amended, the undersigned, all of whom are of full age* desiring that they may be incorporated as a business corporation, do hereby certify:

1. The name of the corporation is:

IN–TER–SPACE Services, Inc.

2. The location and post office address of its initial registered office in this Commonwealth is:

1444	Hamilton St., 5th Floor	Allentown	Lehigh
Number	Street	City	Country

3. The purpose or purposes of the corporation which shall be organized under this Act are as follows: (**)

The corporation shall have unlimited powers to engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law approved May, 5, 1933, P.L. 364, as amended.

4. The term of its existence is: Perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is: (***)

Authorized Capital: $2,500.00

Twenty-five (25) shares of Common Stock, par value One Hundred ($100.00) Dollars per share

(*)	One or more corporations or natural persons of full age may incorporate a business corporation under the provisions of this Act.

6. The names and addresses of each of the first directors, who shall serve until the first annual meeting, are:

NAME	ADDRESS (Including street and number, if any)
George R. Lieberman	R.D. #2, Allentown, Pa.
Joseph L. Appalucci	833 Oxford Dr., Allentown, Pa.
James F. Gallo	2142 Chew Street, Allentown, Pa.
Christian Showalter	R.D. #2, Coopersburg, Pa.
Joseph J. Gander, II	2864 Edgemont Dr., Allentown, Pa.

7. The names and addresses of each of the incorporators and the number and class of shares subscribed by each are:

NAME	ADDRESS	NUMBER AND CLASS OF SHARES
(Including street and number, if any)
George R. Lieberman	R.D. #2, Allentown, Pa.	Five (5) Common
Joseph L. Appalucci
	833 Oxford Dr., Allentown Pa.	Five (5) Common
James F. Gallo	2142 Chew Street, Allentown, Pa.	Five (5) Common
Christian Showalter	R.D. #2, Coopersburg, Pa.	Five (5) Common
Joseph J. Gander, II	2864 Edgemont Dr., Allentown, Pa.	Five (5) Common

IN TESTIMONY WHEREOF, the incorporators have signed and sealed these Articles of Incorporation 27th day of September, 1974

/s/ George R. Lieberman	(SEAL)	/s/ Christian Showalter	(SEAL)
GEORGE R. LIEBERMAN		CHRISTIAN SHOWALTER

/s/ Joseph L. Appalucci	(SEAL)	/s/ Joseph J. Gander, II	(SEAL)
JOSEPH L. APPALUCCI		JOSEPH J. GANDER, II

/s/ James F. Gallo	(SEAL)		(SEAL)
JAMES F. GALLO

Approved and filed in the Department of State or the 3rd day of October, A.D. 1974.

/s/ C. DeLores Tucker
Secretary of the Commonwealth

3-1-74.39 1655

Commonwealth OF Pennsylvania

Department of State

Office of the

Secretary of the Commonwealth

To all to whom these Presents shall come, Greeting:

WHEREAS, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law.

AND WHEREAS, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

IN – TER – SPACE SERVICES, INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 3rd day of October in the year of our Lord one thousand nine hundred and seventy-four and of the Commonwealth the one hundred and ninety-ninth

/s/ C. DeLores Tucker
Secretary of the Commonwealth

		Filed this day of
		OCT 51984, 19
DSCB BCL-806 (Rev 8-72)	84631558	Commonwealth of Pennsylvania Department of State

Filing Fee: $40	(Line for numbering)
AB-2	604177

Article of	COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Amendment –		/s/ William L. Davis
Domestic Business Corporation		Secretary of the Commonwealth
		(Box for Certification)

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364. S. §1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.	The name of the corporation is:

IN-TER-SPACE Services, Inc.

2.	The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

1444 Hamilton Street, 5th Floor
(NUMBER)	(STREET)

Allentown	Pennsylvania
(CITY)	(ZIP CODE)

3.	The statute by or under which it was incorporated is:

Pennsylvania Business Corporation Law approved May 5, 1933, P.L. 364, as amended

4.	The date of its incorporation is: October 3, 1974

5	(Check, and if appropriate, complete one of the following):

☒ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

Time: The 17th day of July, 1984.

Place: 2460 Parkwood Drive, Allentown, Penna. 18103

Kind and period of notice WRITTEN NOTICE- JULY 2, 1984

☐ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.	At the time of the action of shareholders:

(a) The total number of shares outstanding was:

25 shares

(b) The number of shares entitled to vote was:

25 shares

84631559

7.	In the action taken by the shareholders:

(a)	The number of shares voted in favor of the amendment was:

25 shares

(b)	The number of shares voted against the amendment was:

None

8.	The amendment adopted by the shareholders, set forth in full, is as follows:

Upon motion duly made and seconded and unanimously carried it was:

Resolved, that the corporation increase the authorization of shares from 25 to 100,000.

PAR VALUE $1.00 PER SHARE

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 28th day of Sept, 1984.

Attest:	IN-TER-SPACE SERVICES, INC.
(NAME OF CORPORATION)

/s/ Richard L. Frick	By:	/s/ James F Gallo
(SIGNATURE)		(SIGNATURE)

Asst Secretary		Vice President
(TITLE SECRETARY, ASSISTANT SECRETARY, ETC).		(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

A.	Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.	Any necessary governmental approvals shall accompany this form.

C.	Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D.

If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E.

If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F.

BCL §807 (15 P. S. §1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of sub-advertising should not be deliver to the Department, but should be filed with the minutes of the corporation.

DSCB BCL-806 (Rev 8-72)-2

84631560

604177

Commonwealth of Pennsylvania

Do All to Whom These Presents Shall Come, Greeting:

Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organised under or subject to the provisions of that Law, and

Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

IN-TER-SPACE Services, Inc.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given	under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 5th day of October in the year of our Lord one thousand nine hundred and eighty four and of the Commonwealth the two hundred and ninth.

/s/ William L. Davis
Secretary of the Commonwealth

vod

DSCB-21 (7-75)

60948 40 APPLICANT’S ACCT. NO. DSCB: BCL—307, (Rev. 8-72) Filing Fee: $40 AB-2 Statement of Change of Registered Office—Domestic Business Corporation	8718-1683 (Line for numbering) 604177 COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU	Filed this day of MAR 13 1987 19 . Commonwealth of Pennsylvania Department of State /s/ James J. Haggerty Secretary of the Commonwealth (Box for Certification)

In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. §1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1.	The name of the corporation is:

In–Ter–Space Services, Inc.

2.	The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

1444 Hamilton St., 5th Flr.
(NUMBER)	(STREET)

Allentown	Pennsylvania 18102
(CITY)	(ZIP CODE)

3.	The address to which the registered office in this Commonwealth is to be changed is:

4601 Crackersport Road
(NUMBER)	(STREET)

Allentown	Pennsylvania 18104
(CITY)	(ZIP CODE)

4.	Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this Ninth day of February, 1987.

IN–TER–SPACE SERVICES, INC.
(NAME OF CORPORATION)

By	/s/ George R. Lieberman
(SIGNATURE)

President
(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/ Richard L. Frisk
(SIGNATURE)

Asst Secretary
(TITLE: SECRETARY ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

M. BURR KEIM COMPANY PHILADELPHIA

200186 - 347

Microfilm Number	Filed with the Department of State on OCT 04 2001

Entity Number 604177	/s/ Kim Pizzingrilli
Secretary of the Commonwealth

DECENNIAL REPORT OF

ASSOCIATION CONTINUED EXISTENCE

DSCB.54-503 (Rev 90)

In compliance with the requirements of 54 Po.C.S. § 503 (relating to decennial filings required) the undersigned association hereby states that:

1.	The name of the association to which this report relates is:

Interspace Services, Inc.

2.

The (a) address of this association’s current registered or other office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	4635 Crackersport Road	Allentown	PA	18104	Lehigh
	Number and Street	City	State	Zip	County

(b)	c/o:
		Name of Commercial Registered Office Provider	County

For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

3.	The association has not during the preceding ten years made any filing in the Department a permanent record of which is retained by the Department.

4.	The association continues to exist.

IN TESTIMONY WHEREOF, the undersigned association has caused this Decennial Report of Association Continued Existence to be signed by a duly authorized officer thereof this 17th day of September, 2001.

INTERSPACE SERVICES, INC.
(Name of Association)

BY:	/s/ Richard L. Frick
Richard L. Frick (Signature)

TITLE:	Secretary

PA DEPT. OF STATE

OCT 04 2001

Entity #: 604177 Date Filed: 08/13/2008 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

☑	Domestic Business Corporation (§ 1507)
☐	Foreign Business Corporation (§ 4144)
☐	Domestic Nonprofit Corporation (§ 5507)
☐	Foreign Nonprofit Corporation (§ 6144)
☐	Domestic Limited Partnership (§ 8506)

Document will be returned to the name and address you enter to the left.
Corporation Service Company

W

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that: Entity Number: 604177

1.	The name is:

IN-TER-SPACE SERVICES, INC.

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street 4635 Crackersport Rd.,	City Allentown,	State PA	Zip 18104	County

(b) Name of Commercial Registered Office Provider				County
c/o:

3.	Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: Corporation Service Company	Dauphin
Name of Commercial Registered Office Provider	County

Commonwealth of Pennsylvania DOMESTIC – CHANGE OF REGISTERED OFFICE 2 Page(s)

T0822611090

2008 AUG 13 PM 12:28

PA DEPT OF STATE

DSCB: 15-1507/4144/5507/6144/8506-2

4.	Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 29th day of July, 2008.

IN-TER-SPACE SERVICES, INC.
Name of Corporation/Limited Partnership

/s/ Mark T. Lieberman
Signature

Co-CEO
Title

MARK T. LIEBERMAN

Entity #: 604177 Date Filed: 08/20/2008 Pedro A. Cortes Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☑ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Name	Document will be returned to the name and address you enter to the left.
Interspace Services Inc.
Address
4635 Crackersport Road

City State Zip Code

Allentown PA 18104	Commonwealth of Pennsylvania ARTICLES OF AMENDMENT-BUSINESS 4 Page(s)
Fee: $70
T0823364087

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1.	The name of the corporation is:

Interspace Services Inc.

2.

The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County
4635 Crackersport Road	Allentown	PA	18102	Lehigh

(b) Name of Commercial Registered Office Provider                                                                                              County

c/o

3.	The statute by or under which it was incorporated: PA Business Corporation Law P.L. 365 as amend

4.	The date of its incorporation: October 3, 1974

5.	Check, and if appropriate complete, one of the following:

☑	The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐	The amendment shall be effective on: at

                                                                               Date                 Hour

PA DEPT. OF STATE

AUG 20 2008

DSCB:15-1915/5915–2

6.	Check one of the following:

☑	The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

☐	The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7.	Check, and if appropriate, complete one of the following:

☑	The amendment adopted by the corporation, set forth in full, is as follows

A foreign corporation, Clear Channel Outdoor Inc. has acquired all shares of Interspace Seervices Inc.

☐	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	Check if the amendment restates the Articles:

☐	The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 12 day of August, 2008.

Interspace Services, Inc.
Name of Corporation

/s/ Mark T. Lieberman
Signature

Co–CEO
Title

Entity #: 604177 Date Filed: 08/30/2011 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)
☒	Domestic Business Corporation (§ 1507)
☐	Foreign Business Corporation (§ 4144)
☐	Domestic Nonprofit Corporation (§ 5507)
☐	Foreign Nonprofit Corporation (§ 6144)
☐	Domestic Limited Partnership (§ 8506)

Name CT - COUNTER	Commonwealth of Pennsylvania DOMESTIC - CHANGE OF REGISTERED OFFICE 2 Page(s)
Address	T1124311011
City State Zip Code 8232695-SOPA 123

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name is:

IN-TER-SPACE SERVICES, INC.

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider				County

c/o: CORPORATION SERVICE COMPANY			Dauphin

3.	Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: C T Corporation System	Dauphin
Name of Commercial Registered Office Provider	County

4.	Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this
26th day of August, 2011.

IN-TER-SPACE SERVICES, INC.
Name of Corporation/Limited Partnership

/s/ Nichol McCroy
Signature

Nichol McCroy, Secretary
Title

PA012 - 06/30/2011 C T System Online